SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                           November 17, 2004
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 8.01. Other Events

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                        SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C., 20549

ITEM 8.01. OTHER EVENTS

(a)	On November 17, 2004, Weyerhaeuser Company issued a press release stating he following:

Weyerhaeuser Company Announces Pricing for Partial Tender Offers

FEDERAL WAY, Wash. - Weyerhaeuser Company (NYSE:WY) today announced the reference yield and Total Consideration for each series of Notes included in its previously announced tender offer for three different Notes as of 2 p.m., New York City time.

For holders that have tendered and not withdrawn their Notes by the Early Tender Date, the Company has offered to pay the Total Consideration which is equal to the lower of the following two prices: i.) the maximum price for that series or ii.) the price calculated from a yield to maturity equal to the sum of the reference yield for that series plus the fixed spread for that series. Holders that tender after 5 p.m., New York City time, on the Early Tender Date but by midnight, New York City time, on the Expiration Date will receive the Tender Offer Consideration which is equal to the Total Consideration for that Note minus the Early Tender Premium for that Note. In addition to any consideration received, holders who tender will be paid any accrued and unpaid interest calculated up to and not including the Settlement Date. Both the Total Consideration and Tender Offer Consideration for each series of Notes are listed below.

As of Nov. 16, approximately $1.412 million principal amount of Notes have been tendered pursuant to the Maximum Tender Offers.

Because Weyerhaeuser's Maximum Tender Amount of $700 million was exceeded by tenders of the three series of Notes referenced below on or prior to the Early Tender Date, the Company will not purchase any 6.000% Notes due Aug. 1, 2006 and its tender offer for such Notes has been cancelled in accordance with the terms of the Company's Offer to Purchase.

Morgan Stanley and Deutsche Bank are the dealer managers for the Offer. D.F. King is the Information Agent and J.P. Morgan Chase is the Depositary. This news release is neither an offer to purchase nor a solicitation of an offer to sell securities. The offers are made only by the Offer to Purchase dated Oct. 22, 2004, and the information in this news release is qualified by reference to the Offer to Purchase. Persons with questions regarding the offers should contact Morgan Stanley at (800) 624-1808 (toll-free) or (212) 761-1941 (collect), Attn. Francesco Cipollone or Deutsche Bank at (866) 627-0391 (toll free) or (212) 250-2955 (collect), Attn. Jenny Lie. Requests for documents should be directed to D.F. King at (800) 714-3313 or (212) 269-5550 (collect).

Weyerhaeuser Company, one of the world's largest integrated forest products companies, was incorporated in 1900. In 2003, sales were $19.9 billion. It has offices or operations in 19 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http://www.weyerhaeuser.com.

The following list sets forth a summary of certain information relating to the tender offers:

Maximum Tender Offers:

Security: 6.125% Notes due March 15, 2007
-- Cusip:  962166BM5 / 962166BD5
-- Amount Outstanding: $1,000mm
-- Tender Offer Amount: $400mm
-- Reference Yield: 2.896%
-- Fixed Spread: 42bps
-- Total Consideration per $1,000: $1,062.01
-- Early Tender Premium per $1,000: $7.50
-- Tender Offer Consideration per $1,000: $1,054.51

Security: 5.950% Notes due November 1, 2008
-- Cusip:  962166BA1
-- Amount Outstanding: $750mm
-- Tender Offer Amount: $225mm
-- Reference Yield: 3.265%
-- Fixed Spread: 49bps
-- Total Consideration per $1,000: $1,079.70
-- Early Tender Premium per $1,000: $10.00
-- Tender Offer Consideration per $1,000: $1,069.70

Security: 5.250% due December 15, 2009
-- Cusip:  962166BS2
-- Amount Outstanding: $325mm
-- Tender Offer Amount: $75mm
-- Reference Yield: 3.478%
-- Fixed Spread: 67bps
-- Total Consideration per $1,000: $1,049.84
-- Early Tender Premium per $1,000: $12.50
-- Tender Offer Consideration per $1,000: $1,037.34

(b)	On November 18, 2004, Weyerhaeuser Company issued a press release stating the following:

/C O R R E C T I O N -- Weyerhaeuser Company/


In the news release, "Weyerhaeuser (NYSE: WY) Company Announces Pricing for Partial Tender Offers" issued yesterday Nov. 17 over PR Newswire, we are advised by the client that in the third graph, the first sentence should read,

"As of Nov. 16, approximately $1.412 billion principal amount" rather than

"As of Nov. 16, approximately $1.412 million principal amount" as originally issued inadvertently.


Complete, corrected release follows:

Weyerhaeuser Company Announces Pricing for Partial Tender Offers

FEDERAL WAY, Wash. - Weyerhaeuser Company (NYSE:WY) today announced the reference yield and Total Consideration for each series of Notes included in its previously announced tender offer for three different Notes as of 2 p.m., New York City time.

For holders that have tendered and not withdrawn their Notes by the Early Tender Date, the Company has offered to pay the Total Consideration which is equal to the lower of the following two prices: i.) the maximum price for that series or ii.) the price calculated from a yield to maturity equal to the sum of the reference yield for that series plus the fixed spread for that series. Holders that tender after 5 p.m., New York City time, on the Early Tender Date but by midnight, New York City time, on the Expiration Date will receive the Tender Offer Consideration which is equal to the Total Consideration for that Note minus the Early Tender Premium for that Note. In addition to any consideration received, holders who tender will be paid any accrued and unpaid interest calculated up to and not including the Settlement Date. Both the Total Consideration and Tender Offer Consideration for each series of Notes are listed below.

As of Nov. 16, approximately $1.412 billion principal amount of Notes have been tendered pursuant to the Maximum Tender Offers.

Because Weyerhaeuser's Maximum Tender Amount of $700 million was exceeded by tenders of the three series of Notes referenced below on or prior to the Early Tender Date, the Company will not purchase any 6.000% Notes due Aug. 1, 2006 and its tender offer for such Notes has been cancelled in accordance with the terms of the Company's Offer to Purchase.

Morgan Stanley and Deutsche Bank are the dealer managers for the Offer. D.F. King is the Information Agent and J.P. Morgan Chase is the Depositary. This news release is neither an offer to purchase nor a solicitation of an offer to sell securities. The offers are made only by the Offer to Purchase dated Oct. 22, 2004, and the information in this news release is qualified by reference to the Offer to Purchase. Persons with questions regarding the offers should contact Morgan Stanley at (800) 624-1808 (toll-free) or (212) 761-1941 (collect), Attn. Francesco Cipollone or Deutsche Bank at (866) 627-0391 (toll free) or (212) 250-2955 (collect), Attn. Jenny Lie. Requests for documents should be directed to D.F. King at (800) 714-3313 or (212) 269-5550 (collect). Weyerhaeuser Company, one of the world's largest integrated forest products companies, was incorporated in 1900. In 2003, sales were $19.9 billion. It has offices or operations in 19 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http://www.weyerhaeuser.com.

The following list sets forth a summary of certain information relating to the tender offers:

Maximum Tender Offers:
Security: 6.125% Notes due March 15, 2007
-- Cusip:  962166BM5 / 962166BD5
-- Amount Outstanding: $1,000mm
-- Tender Offer Amount: $400mm
-- Reference Yield: 2.896%
-- Fixed Spread: 42bps
-- Total Consideration per $1,000: $1,062.01
-- Early Tender Premium per $1,000: $7.50
-- Tender Offer Consideration per $1,000: $1,054.51

Security: 5.950% Notes due November 1, 2008
-- Cusip:  962166BA1
-- Amount Outstanding: $750mm
-- Tender Offer Amount: $225mm
-- Reference Yield: 3.265%
-- Fixed Spread: 49bps
-- Total Consideration per $1,000: $1,079.70
-- Early Tender Premium per $1,000: $10.00
-- Tender Offer Consideration per $1,000: $1,069.70

Security: 5.250% due December 15, 2009
-- Cusip:  962166BS2
-- Amount Outstanding: $325mm
-- Tender Offer Amount: $75mm
-- Reference Yield: 3.478%
-- Fixed Spread: 67bps
-- Total Consideration per $1,000: $1,049.84
-- Early Tender Premium per $1,000: $12.50
-- Tender Offer Consideration per $1,000: $1,037.34

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                                          ###

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WEYERHAEUSER COMPANY

                                   By    _/s/ Steven J. Hillyard
                                   Its:  Vice President and
                                         Chief Accounting Officer

Date:  November 18, 2004

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